Exhibit 99.1

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)

The accompanying Annual Report on Form 10-KSB/A for the period ended October 1, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  January 26, 2007

/s/ Kenneth W. Brimmer

Chief Executive Officer

Date:  January 26, 2007

/s/ Mark Buckrey

Chief Financial Officer